2 Disclaimer Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. These statements include, but are not limited to, statements regarding our future operating results and financial position; anticipated future expenses, including our financial outlook, and investments; expectations relating to certain of our key financial and operating metrics; our business strategy and plans; expectations relating to legal and regulatory proceedings; expectations relating to our industry, the regulatory environment, market conditions, trends, and growth; expectations relating to customer behavior and preferences; our market position; potential market opportunities; and our objectives for future operations. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward-looking statements are based on management’s expectations, assumptions, and projections based on information available at the time the statements were made. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including, among others: our ability to successfully execute our business and growth strategy and generate future profitability; market acceptance of our products and services; our ability to further penetrate our existing customer base and expand our customer base; our ability to develop new products and services; the ability to to obtain applicable regulatory approvals; the success of any acquisitions or investments that we make; the effects of increased competition in our markets; our ability to stay in compliance with applicable laws and regulations; stock price fluctuations; market conditions across the cryptoeconomy, including digital asset asset price volatility; and general market, political, and economic conditions, including interest rate fluctuations, inflation, tariffs, instability in the global banking system, economic downturns, and other global events, including regional wars and conflicts and government shutdowns. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, our actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on risks that could cause actual results to differ materially from anticipated results are, or will be included, in our filings we make with the Securities and Exchange Commission from time to time, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements. Key Performance Metrics This presentation includes key performance metrics that our management uses to help evaluate our business, identify trends affecting our business, formulate business plans, and make strategic decisions. Our key performance metrics include certain metrics, such as MTUs, Card Sign-Ups, Transaction Volume, and Assets on Platform. Definitions of these key performance metrics can be found in the footnotes to this presentation. Market and Industry Data This presentation may include market and industry data, forecasts, and other statistical information. Unless otherwise indicated, information concerning the Company’s industry and the markets in which it operates, including general expectations, market position, market opportunity, and market size, are based on management’s knowledge and experience in the markets in which the Company operates, together with currently available information obtained from various sources, including publicly available information, industry reports and publications, surveys, our users, trade and business organizations, and other contacts in the markets in which the Company operates. Certain information is based on management estimates, which have been derived from third-party sources, as well as data from internal research. In presenting this information, the Company has made certain assumptions that it believes to be reasonable based on such data and other similar sources and on the Company’s knowledge of, and experience to date in, the markets in which the Company operates. While the Company believes the estimated market and industry data included in this presentation is reliable, such information is inherently uncertain and imprecise. Market and industry data is subject to change and may be limited by the availability of raw data, the nature of the data gathering process, and other limitations inherent in any statistical survey of such data. In addition, projections, assumptions, and estimates of the future performance of the markets in which the Company operates are necessarily subject to uncertainty and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by third parties and the Company. Accordingly, you are cautioned not to place undue reliance on such market and industry data or any other such estimates. Trademarks “Gemini” and the Gemini logo are registered trademarks of Gemini Space Station, Inc. All other names are trademarks and/or registered trademarks of their respective owners.

Q4’25 Highlights

MTUs[1]

601k

Q/Q: +2% | 587k
Y/Y: +17% | 512k

Card Sign-Ups[2]

30.0k

Q/Q: -53% | 63.7k
Y/Y: 7.3x | 4.1k

Trading Volume[3]

$11.5B

Q/Q: -30% | $16.4B
Y/Y: -25% | $15.3B

Assets on Platform[4]

$15.9B

Q/Q: -25% | $21.3B
Y/Y: -13% | $18.2B

Total Revenue

$60.3M

Q/Q: +19% | $50.6M
Y/Y: +39% | $43.3M

Services Revenue

$26.5M

Q/Q: +33% | $19.9M
Y/Y: +188% | $9.2M

Q4’25 Business Highlights

1. Received DCM license from CFTC to operate regulated prediction markets exchange
2. Highest quarterly revenue in 3 years
3. Highest quarterly institutional revenue in 3 years
4. Services & Interest Revenue surpassed Transaction Revenue in Q4 for first time ever
5. Card net revenue grew 87% vs Q3’25

[1] MTUs is defined as any retail or institutional user who has engaged in any revenue-generating activity or whose account otherwise generated revenue for the Company in the trailing thirty days. MTUs presented for the end of aquarter represent the MTUs as of the last day of the respective quarter. Numbers presented are as of the fourth quarter of 2025. [2] Card Sign-Ups is defined as the cumulative number of approved applications for the Gemini Credit Card in the relevant period. Numbers presented are as of the fourth quarter of 2025. [3] Trading Volume is defined as the total U.S. dollar equivalent value of spot matched trades transacted between a buyer and seller through our platform duringthe period of measurement. Numbers presented are as of the fourth quarter of 2025. [4] Assets on Platform represents the total value of assets held on our platform and includes digital assets in custody, staking, and exchange products,user custodial fiat, and GUSD reserve assets. Numbers presented are as of the fourth quarter of 2025.

3

2025 Highlights & 2026 Priorities Strengthening our core exchange business Expanding how our users trade with Predictions 4 2025 Highlights Card Transaction Volume +$1.2B Y/Y: +215% | $395M (1) Card Sign-Ups 116.5k Y/Y: 14.5x | 8k (2) Trading Volume $52.7B Y/Y: +37% | $38.6B (3) Assets on Platform $15.9B Y/Y: -13% | $18.1B (4)Total Revenue 79.6M / : +26% | $142.2M Services Revenue $64.6M Y/Y: +115% | $30.1M [1] Card Transaction Volume is defined as the aggregate dollar amount of purchase transactions initiated through the Gemini Credit Card during the reporting period, inclusive of domestic and international spend. [2] Card Sign-Ups is defined as the cumulative number of approved applications for the Gemini Credit Card in the relevant period. Numbers presented are for the fiscal year ended December 31, 2025. [3] Trading Volume is defined as the total U.S. dollar equivalent value of spot matched trades transacted between a buyer and seller through our platform during the period of measurement. Numbers presented are for the fiscal year ended December 31, 2025. option 2 - fy 2025 Services & Interest Revenue as % of Net Revenue 44% Y/Y: +14ppt | 30% Scaling the Gemini Credit Card Building a more durable revenue model Narrowing our focus 1 3 2 4 5

5 USERS (000s) Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 FY24 FY25 Monthly Transacting Users 512 502 523 587 601 512 601 Lifetime Transacting Users 1,400 1,441 1,499 1,605 1,671 1,400 1,671 TRADING VOLUME ($B) Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 FY24 FY25 Retail 2.6 1.8 1.5 1.8 1.6 7.0 6.7 Institutional 12.7 11.7 9.8 14.6 9.9 31.6 46.0 Total trading volume 15.3 13.5 11.3 16.4 11.5 38.6 52.7 TRADING VOLUME ($B) Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 FY24 FY25 Bitcoin 9.2 8.0 5.7 5.6 5.0 23.6 24.3 Ether 2.9 2.9 3.1 6.8 3.0 7.7 15.8 Other 3.2 2.6 2.5 4.0 3.5 7.3 12.6 Total trading volume 15.3 13.5 11.3 16.4 11.5 38.6 52.7 TRADING REVENUE ($ thousands) Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 FY24 FY25 Retail 29,152 22,521 18,907 22,557 21,124 89,169 85,108 Institutional 1,806 1,017 1,326 2,595 3,379 6,658 8,318 Total trading revenue 30,958 23,538 20,233 25,152 24,503 95,827 93,426 ASSETS ON PLATFORM ($B) Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 FY24 FY25 Bitcoin 11.8 10.6 13.6 14.4 10.1 11.8 10.1 Ether 3.6 1.8 2.6 4.5 3.1 3.6 3.1 Other crypto 2.2 1.3 1.5 1.8 2.2 2.2 2.2 Customer custodial fiat assets 0.6 0.5 0.5 0.6 0.5 0.6 0.5 Total assets on platform 18.2 14.2 18.2 21.3 15.9 18.2 15.9 Key Performance Metrics

6 Revenue TOTAL REVENUE Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 FY24 FY25 Transaction revenue Exchange 30,958 23,538 20,233 25,152 24,503 95,827 93,426 OTC 1,221 129 611 1,065 2,208 2,370 4,013 Other transaction revenue 34 461 2 120 (2) 879 581 Total transaction revenue 32,213 24,128 20,846 26,337 26,709 99,076 98,020 Services revenue Credit card revenue 4,035 3,748 4,882 8,532 15,958 11,632 33,120 Staking revenue 3,282 3,106 2,690 5,883 5,095 11,480 16,774 Advisory fee revenue - - - 2,098 2,710 - 4,808 Custodial fee revenue 1,887 1,862 1,878 2,825 2,174 7,004 8,739 Other services revenue - - - 592 606 - 1,198 Total services revenue 9,204 8,716 9,450 19,930 26,543 30,116 64,639 Interest income 1,567 2,273 2,501 3,508 3,152 11,672 11,434 Net Revenue 42,984 35,117 32,797 49,775 56,404 140,864 174,093 Corporate interest and other income 316 205 492 843 3,939 1,301 5,479 Total revenue 43,300 35,322 33,289 50,618 60,343 142,165 179,572

OPERATING EXPENSES 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 Salaries and compensation 28,830 34,272 36,829 82,523 72,752 Technology 16,203 16,674 17,799 20,317 22,336 General and administrative 6,519 13,999 19,248 19,335 22,050 Transaction losses 3,311 4,130 3,553 7,693 6,551 Sales and marketing 11,306 9,036 16,122 32,926 37,361 Transaction processing 5,871 5,238 5,173 8,617 7,102 Total Operating Expenses 72,040 83,349 98,724 171,411 168,1527 Expense Segmentation Break out SBC from Comp Break out crypto rewards, promos, referrals, etc from marketing OPERATING EXPENSES Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 FY24 FY25 Salaries and compensation 28,830 34,272 36,829 82,523 72,248 130,487 225,872 Stock-based compensation (SBC) 1,113 1,455 1,753 45,751 35,997 5,596 84,956 Salaries and compensation ex. SBC 27,717 32,817 35,076 36,772 36,251 124,891 140,916 Technology 16,203 16,674 17,799 20,317 22,337 63,663 77,127 General and administrative 6,519 13,999 19,248 19,335 24,895 51,301 77,477 Transaction losses 3,311 4,130 3,553 7,693 5,965 19,915 21,341 Sales and marketing 11,306 9,036 16,122 32,926 39,043 22,565 97,127 Direct Marketing 8,690 4,821 9,595 20,185 17,899 13,900 52,500 Crypto rewards, referrals, & promotions 2,616 4,215 6,527 12,741 21,144 8,665 44,627 Transaction processing 5,871 5,238 5,173 8,617 7,256 20,059 26,284 Total Operating Expenses 72,040 83,349 98,724 171,411 171,744 307,990 525,228

Card Economic Details 8 (In thousands) Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 FY24 FY25 Credit Card Revenue 4,035 3,748 4,882 8,532 15,958 11,632 33,120 Interchange Revenue 1,947 2,197 3,405 7,274 11,796 7,303 24,672 Interest Revenue 2,074 2,074 2,190 2,720 4,524 8,325 11,508 Fees owed to issuing bank & other 14 (523) (713) (1,463) (362) (3,997) (3,061) Less: interest expense on funding debt - - - (314) (1,163) - (1,477) Less: crypto rewards (1,695) (2,245) (2,855) (6,075) (12,278) (6,175) (23,453) Pre provision credit card net revenue 2,340 1,503 2,027 2,143 2,517 5,457 8,190 Less: provision for credit losses (2,559) (2,526) (1,704) (2,843) (2,750) (12,820) (9,823) Credit card net revenue adjusted less provision for credit losses (219) (1,023) 323 (700) (233) (7,363) (1,633) Managed card portfolio metrics Portfolio receivables 65,821 69,138 93,449 150,627 219,801 65,821 219,801 Charge-offs 2,155 2,009 1,815 1,141 4,352 10,508 9,317 30+ DPD as a percentage of managed portfolio receivables 5.7% 5.3% 3.2% 2.7% 3.4% 5.7% 3.4%

Revenue Segmentation 9 TOTAL REVENUE Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 FY24 FY25 GAAP Disclosure Reference Exchange related revenue Transaction revenue 32,213 24,128 20,846 26,337 26,709 99,076 98,020 Exchange revenue 30,958 23,538 20,233 25,152 24,503 95,827 93,426 Transaction Revenue OTC 1,221 129 611 1,065 2,208 2,370 4,013 Transaction Revenue Other transaction revenue 34 461 2 120 (2) 879 581 Transaction Revenue Staking revenue 3,282 3,106 2,690 5,883 5,095 11,480 16,774 Services Revenue Advisory fee revenue - - - 2,098 2,710 - 4,808 Services Revenue Custodial fee revenue 1,887 1,862 1,878 2,825 2,174 7,004 8,739 Services Revenue Other services revenue - - - 592 606 - 1,198 Services Revenue Interest income 1,567 2,273 2,501 3,508 3,152 11,672 11,434 Interest Income Total exchange related revenue $38,949 $31,369 $27,915 $41,243 $40,446 $129,232 $140,973 Credit card revenue $4,035 $3,748 $4,882 $8,532 15,958 $11,632 33,120 Services Revenue Net Revenue $42,984 $35,117 $32,797 $49,775 $56,404 $140,864 $174,093 Corporate interest and other income 316 205 492 843 3,939 1,301 5,479 Other Revenue Total revenue $43,300 $35,322 $33,289 $50,618 $60,343 $142,165 $179,572

10 Financial Outlook - Full Year 2026 Guidance Key Metric Period Outlook Compensation ex SBC FY 2026 15%-20% reduction excluding restructuring costs Stock Based Compensation FY 2026 $100-115 million excluding restructuring costs Technology + G&A FY 2026 $155 to $190 million Marketing ex Rewards and Promotions FY 2026 10-15% of revenue dependent on market opportunities